UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2008

MELO BIOTECHNOLOGY HOLDINGS, INC.

 (Exact name of registrant as specified in its charter)

Canada (State of Incorporation)	03-30801 (Commission File No.)	N/A (IRS Employer Identification No.)

Room 1411, West Tower, Shuntak Center, 168-200 Connaught Rd., Central, Hong Kong
(Address of principal executive offices)

Registrant’s Telephone Number, including area code:  852-2559-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

a)

Previous Independent Accountant

On January 2, 2007, Madsen & Associates CPA's, Inc. (“Madsen & Associates”), whose address is 684 East Vine Street Suite 3, Salt Lake City, Utah 84107, resigned as the principal independent registered public accounting firm for Melo Biotechnology Holdings, Inc. (the “Company”).

None of the audit reports of Madsen & Associates on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.  During the Company’s two most recent fiscal years and any subsequent interim period up to and including the date of Madsen & Associates’ resignation, there have been no disagreements with Madsen & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Madsen & Associates, would have caused them to make reference thereto in their report on the financial statements for such periods.

On or about January 8, 2008, the Company provided a draft copy of this report on Form 8-K to Madsen & Associates, requesting their comments on the information contained therein.   The responsive letter from Madsen & Associates, will be filed as an exhibit to an amended report on Form 8-K as soon as it is available.

b)

New Independent Accountant

On January 2, 2008, the Board of Directors of the Company appointed the firm of JTC Fair Song CPA Firm (“JTC”), whose address is Room 20HH08, 20/F., Eu Hua Mansion, Huangmugang, Futian, Shenzhen, China 518035, as the principal independent registered public accounting firm of the Company for the fiscal year ended September 31, 2007.  During the two most recent fiscal years or subsequent interim period, neither the Company, nor anyone on its behalf, consulted with JTC regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor did the entity of JTC, provide advice to the Company, either written or oral, that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue. Further, during the Company's two most recent fiscal years or subsequent interim period, the Company has not consulted the entity of JTC, on any matter that was the subject of a disagreement or a reportable event.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Melo Biotechnology Holdings Inc.

By: /S/ Fung Ming

Fung Ming, Director

January 8, 2008